UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2008
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 397-8100
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws.
On May 22, 2008, the Board of Directors of TeleTech Holdings, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”), effective immediately. In general, the Bylaws have been amended to comply with recent changes in Delaware law and to modernize the Company’s corporate governance provisions. A summary of material amendments to the Bylaws includes the following:
•	Section 2.1 (Time of Meeting) was amended to require that the Company hold an annual meeting of stockholders every year;

•	Section 2.2 (Special Meetings) was amended to clarify the officers who may call a special meeting of stockholders;

•	Sections 2.3 (Place of Meeting) and other Bylaw sections were amended to permit the Board, in its sole discretion, to hold stockholder meetings by remote communication;

•	Section 2.4 (Notice of Meeting; Waiver of Notice) and Section 2.6 (Voting Rights, Proxies) were amended to allow for electronic transmissions of stockholder notices, proxy statements, annual reports and other stockholder communications;

•	Section 3.2 (Number, Election and Term of Office) was amended to increase the maximum number of Board members from nine to eleven;

•	Section 3.5 (Notice of Special Meetings), Section 3.7 (Waiver of Notice), Section 3.8 (Action Without a Meeting by Directors) and Section 3.10 (Resignations) were amended to allow electronic transmissions of director notices, waivers of notices, consents to actions without a meeting, and resignations (in addition to writings and other means);

•	Section 5.5 (Resignations) was amended to allow electronic transmissions of officer resignations (in addition to writings and other means);

•	Section 5.6 (Duties of Officers) and other Bylaw sections were amended to specify the powers and duties of the Chief Executive Officer and the Vice Chairman;

•	Article VI (Shares of Stock) was amended to add direct registration provisions that will provide for the issuance and transfer of uncertificated, as well as certificated shares;

•	Section 10.2 (Disbursements, Notes and Other Evidences of Indebtedness) was amended to clarify that officers authorized by the Board may execute notes or other evidences of indebtedness; and

•	Miscellaneous “clean-up” revisions were made in connection with the foregoing revisions, including renumbering of each section to include a reference to the applicable article (i.e., Section 1 of Article II has been renumbered as Section 2.1) and corrections of clerical errors.
The descriptions of the changes of the Amended Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the prior Bylaws (dated April 18, 2002), a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, and the Amended Bylaws (dated May 22, 2008), a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
     (d) Exhibits:

Exhibit Number	Description

3.1	Amended and Restated By-Laws of TeleTech Holdings, Inc. (dated April 18, 2002; effective through May 21, 2008).

3.2	Amended and Restated Bylaws of TeleTech Holdings, Inc. (dated May 22, 2008).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)
Date: May 29, 2008	By:	/s/ Kenneth D. Tuchman
Kenneth D. Tuchman
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated By-Laws of TeleTech Holdings, Inc. (dated April 18, 2002; effective through May 21, 2008).

3.2	Amended and Restated Bylaws of TeleTech Holdings, Inc. (dated May 22, 2008).